Exhibit 99.1

z

www.FieldstoneInvestment.com Review of Business Strategy and Results 2nd Quarter 2006

FORWARD-LOOKING STATEMENTS This presentation may contain “forward-looking statements” within the meaning of the federal securities laws and, if so, are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results and the timing of certain events may differ materially from those indicated by such forward-looking statements due to a variety of risks and uncertainties, many of which are beyond Fieldstone’s ability to control or predict, including but not limited to (i) Fieldstone’s ability to successfully implement or change aspects of its portfolio strategy; (ii) interest rate volatility and the level of interest rates generally; (iii) the sustainability of loan origination volumes and levels of origination costs; (iv) continued availability of credit facilities for the liquidity we need to support our origination of mortgage loans; (v) the ability to sell or securitize mortgage loans on favorable economic terms; (vi) deterioration in the credit quality of Fieldstone’s loan portfolio; (vii) the nature and amount of competition; (viii) the impact of changes to the fair value of Fieldstone’s interest rate swaps on its net income, which will vary based upon changes in interest rates and could cause net income to vary significantly from quarter to quarter; and (ix) other risks and uncertainties outlined in Fieldstone Investment Corporation’s periodic reports filed with the Securities and Exchange Commission. These statements are made as of the date of this presentation, and Fieldstone undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. This presentation also contains expectations with regard to 2006 dividends, which are based on, among other things, REIT taxable income. There can be no assurance that Fieldstone’s actual REIT taxable income or other financial condition or results of operations for the year ending December 31, 2006 will be as anticipated in the 2006 dividend guidance. Actual results may be materially higher or lower than the guidance provided for 2006. In addition, the declaration and payment of dividends is subject to review and approval from time to time by Fieldstone’s Board of Directors and there can be no assurance that the Board of Directors will not modify Fieldstone’s dividend payments or expectations. Further, Fieldstone’s REIT taxable income may differ materially from its reported net income due primarily to differing rules between GAAP and tax accounting for the timing of recognition of credit losses, origination expenses, equity based compensation and hedge positions. REGULATION G DISCLOSURES Information on core income from continuing operations before income taxes, core net income, core earnings per share, core net interest income after provision, core book value per share, and REIT taxable income appearing elsewhere in this presentation may fall under the SEC’s definition of “non-GAAP financial measures.” Management believes the core financial measures are useful because they include the current period effects of Fieldstone’s economic hedging program but exclude the non-cash mark to market derivative value changes. The portion of the non-cash mark to market amounts excluded from the core financial measures, that ultimately will be a component of future core financial measures, depends on the level of actual interest rates in the future. Management believes the presentation of REIT taxable income provides useful information to investors regarding the annual distribution to Fieldstone’s investors. As required by Regulation G, a reconciliation of each of these core financial measures to the most directly comparable measure under GAAP is included in this presentation. BASIS OF PRESENTATION Financial information in this presentation presents the results of Fieldstone’s previous conforming origination business as a discontinued operation, following the sale in the first quarter of 2006 of the assets related to that business. Fieldstone’s continuing operations include its Investment Portfolio, Wholesale, Retail, and Corporate segments. With the exception of net income and core net income, the results of operations discussed in this presentation do not include the results of the discontinued operations, unless otherwise indicated. Disclaimer

Fieldstone Mortgage Company Taxable REIT Subsidiary Established in 1995 Originated $1.5 billion of loans by its Non-Conforming Wholesale and Retail Divisions in the second quarter of 2006 for a total of $2.5 billion year to date 2006 87% from the Non-Conforming Wholesale Division and 13% from Retail Division For the year 2005, $6.1 billion loans were originated by its Non-Conforming Wholesale and Retail Divisions Retained 56% of non-conforming loan production for investment portfolio in Q2 of 2006 Sells non-portfolio loans for cash gains on sale Provides interim servicing and initial loan set up Corporate Structure and Strategy Fieldstone Investment Corporation Mortgage REIT on NASDAQ: FICC 100% ownership $5.7 billion portfolio of Fieldstone’s loans Pay dividends of portfolio earnings, pre-tax Paid $4.04 per share of dividends since 2003 offering Q2‘06 dividend of $0.44 per share 2006 dividend guidance: $1.60 to $1.80 per share (as of August 10, 2006)

Fieldstone’s Investment Proposition REIT / TRS business model for stable income over time: Investment Portfolio $5.7 billion as of 6/30/06, target approximately $6.0 billion in 2006, 13:1 leverage TRS with national franchise, originating approximately $5.0 billion to $6.0 billion N-C loans in 2006 Retain after tax cash gains from TRS sales of excess loan originations Focus on Portfolio Management: Manage liquidity, interest rate, yield curve and prepayment risk Cash flow immediately from limited leverage and no NIM sales ARM loans primarily, hedge 2/28’s with swaps Issue MBS for life-of-loan match funding, current cash flow Retain our own loan production for high quality and low basis in portfolio CEO first managed REIT mortgage portfolio in 1988 Market Opportunity: Borrowers transition from Conforming to N-C / Alt-A as rates and debt ratios rise N-C lending based on RE values, not falling interest rates Fieldstone focuses on stable owner-occupied purchase sector Residential real estate values will continue to increase over time: RE prices supported by strong demand, limited supply Fieldstone’s average properties are ~ $250,000; $419,000 in CA

Credit Score Distribution Fieldstone Portfolio as of June 30, 2006 _ Investment Portfolio Balance ($ millions) Collateral Characteristics Average Credit Score 648 Hybrid ARMs 94.9% Average Current Coupon 7.6% Average Gross Margin 5.4% Prepayment Fee Coverage 86.0% Full Income Documentation 44.9% Interest Only Loans 56.6% Purchase Transactions 61.2% Primary Residences 96.2% Weighted Average LTV 81.6% - LTV>90% 3.6% - Weighted Average CLTV 93.1% State Concentration-California 38.9% Average Loan Size $183,561 -Average Property Value $249,900 -Average Property Value-CA $419,014 _ $4,129 $5,273 $5,526 $5,487 $5,688 $3,151 $4,752 $5,106 $4,836 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 5% 16% 29% 33% 18% 0% 5% 10% 15% 20% 25% 30% 35% 500-549 550-599 600-649 650-699 >700 % of Portfolio

Investment Portfolio Balance ($ millions) Fieldstone’s Financial Highlights Core Earnings ($ thousands, except per share data) GAAP Revenue Components ($ thousands) ($15,000) ($5,000) $5,000 $15,000 $25,000 $35,000 $45,000 $55,000 2Q 05 3Q 05 4Q 05 1Q 06 2Q 06 Net interest income Gains on sales of mtg loans, net Provision for loan losses - LHFI Other income (expense) $4,129 $5,273 $5,526 $5,487 $5,688 $3,151 $4,752 $5,106 $4,836 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Q2 2006 Q1 2006 Net int income after provision $ 20,789 $ 24,800 Net cash settlements received 11,845 10,264 Amortization of interest rate swap buydown payments (781) (867) Core net int income after provision 31,853 34,197 Fees and other (exp.) income, net (575) 350 Gains on sales of mtg loans, net 1,953 10,295 Total revenues 33,231 44,842 Total expenses (32,487) (33,759) Core income from continuing operations before income taxes 744 11,083 In come tax benefit 3 , 304 729 Discontinued operations, net of income tax ? (1,645) Core net income $ 4,048 $ 10,167 MTM gain (loss) swaps & caps (1,024) 1,894 Amortization of interest rate swap buydown payments 781 867 Net incom e $ 3,805 $ 12,928 Earnings per share $0.08 $0.27 Core earnings per share $0.08 $0.21 Book value per share $10.31 $10.65 Core book value per share $ 9.69 $10.04

Fieldstone’s REIT Dividends Dividend guidance for 2006 of between $1.60 and $1.80 per share (as of August 10, 2006) Distributed initially approximately 85% of the 2005 year’s taxable income Distribute the remaining balance of taxable income in the following year 2006 dividend guidance includes an estimate of $0.35 to $0.40 per share attributable to REIT taxable income from 2005 to be distributed in 2006 Portfolio 1Q $2.1 billion 5-14-2004 $0.07 2Q $3.2 billion 8-13-2004 0.24 3Q $4.1 billion 11-12-2004 0.34 4Q $4.8 billion 12-30-2004 0.44 Total 2004 $1.09 1Q $5.1 billion 4-20-2005 $0.47 2Q $4.8 billion 7-20-2005 0.50 3Q $5.3 billion 10-19-2005 0.51 4Q $5.5 billion 12-30-2005 0.52 Special Dividend 12-30-2005 0.03 Total 2005 $2.03 1Q 2006 $5.5 billion 3-31-2006 $0.48 2Q 2006 $5.7 billion 6-30-2006 $0.44 Total 2006 $0.92 Total Dividends Paid $4.04 Dividend / Share Record Date Fieldstone's Dividend History Quarter

Fieldstone’s REIT taxable income differs from GAAP pre-tax net income: (7.2) (9.6) (9.0) 6.4 21.5 0.7 12.0 (0.7) (0.2) 0.5 Fieldstone’s REIT Taxable Income GAAP provision for loan losses in excess of charge-offs are not deductible for tax accounting Origination expenses recognized for GAAP are deferred for tax accounting Non-cash mark to market of swaps and cap are recognized for GAAP but not for tax accounting TRS pre-tax net (income) loss is not included in REIT taxable income Other GAAP and tax differences Differences greatest as REIT investment portfolio is built, before losses occur Any after tax income of the TRS is retained until a dividend of TRS income is paid to the REIT, and then it is distributed to REIT shareholders as a regular corporate dividend Estimated REIT Taxable Income YTD Q2 06 2005 $105.0 $25.0 $102.9 GAAP Pre-Tax Net Income $12.7

Non-Conforming Hybrid ARM Mortgage - Initial Gross Interest Margin (prior to ARM reset) Source: Bloomberg Initial Coupon on 2 year hybrid ARM mortgages will reset after 24 months. Interest rate will reset to a “margin” of 5% to 6% over 6 month LIBOR. Periodic cap of 3% increase on the initial rate reset, and 1% on subsequent each reset. Total increase capped at 6%. . 2 Year Hybrid Gross Int. Margin 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 5.5 6.0 6.5 7.0 7.5 8.0 8.5 9.0 Jan-03 Mar-03 May-03 Jul-03 Sep-03 Nov-03 Jan-04 Mar-04 May-04 Jul-04 Sep-04 Nov-04 Jan-05 Mar-05 May-05 Jul-05 Sep-05 Nov-05 Jan-06 Mar-06 May-06 Jul-06 Coupon % 2/28 Hybrids HFI 2/28 Hybrids HFS 2YR SWAP HFI v. Swap

Life of Pool Portfolio: Positive All-In Returns Components of Net Income - Series 2006-2 (1,000) (500) 0 500 1,000 1,500 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 46 48 50 52 54 Seasoning (months) Income/Expense ('000) Net Cash Flow Gross Income Net of Expenses Prepayment Fees Swap Net Income Losses

FIELDSTONE
INVESTMENT CORPORATION

ROA Life of Pool Analysis

	Year					
	1	2	3	4	5	Wtd Avg
Average Balance	559,530,080	393,880,188	168,687,357	84,300,573	59,752,181	
Current Factor at Year End	84%	50%	19%	11%	0%	
Gross WAC (Average)	8.39	8.88	10.83	10.73	10.58	9.13
Prepayment Fee Income	0.59	1.24				0.64
Deferred Orig. Cost Amort	(0.50)	(0.50)	(0.50)	(0.50)	(0.50)	(0.50)
Total Interest Income	8.48	9.62	10.33	10.24	10.08	9.28
1-month LIBOR	5.36	5.46	5.40	5.41	5.53	5.41
Net Cash Settlements Swap/Cap	(0.23)	(0.23)	(0.09)			(0.18)
LIBOR based Financing Cost	5.13	5.23	5.31	5.41	5.53	5.22
Bond Spread over LIBOR	0.21	0.64	1.16	0.94	1.04	0.56
Deferred Issuance Cost Amort	0.16	0.16	0.16	0.16	0.16	0.16
Total Funding Costs	5.50	6.03	6.63	6.51	6.73	5.94
NIM: Pre-Loss	2.98	3.59	3.70	3.73	3.35	3.33
Loan Loss Provision	0.02	0.46	2.64	4.72	4.53	1.03
NIM: Net of Losses	2.96	3.13	1.06	(1.00)	(1.18)	2.30
Sub-Servicing Costs	0.22	0.22	0.22	0.22	0.22	0.22
Upfront Origination Costs	1.50					0.66
ROA Estimate	1.24	2.91	0.85	(1.21)	(1.39)	1.42

Assumptions
- Bear Stearns Model Prepay and Loss Curves
- Forward Rates As Of: 07/06/2006
- Origination Expenses: 3.0%
- Lifetime Losses: 2.67 (Only 1.85 realized by Call Date)

Note: Prior presentations scaled ROA estimate into an ROE. Updated presentation provides a pool IRR estimate on page 12.

11

ROE Life of Pool Analysis Series 2006-2 is expected to generate an estimated 17% return over the life of the pool. Assumptions FWD Libor (as of 6/7/2006) To Maturity Bear Stearns Model Prepay and Loss Curves Basis  103.00  FMIC 2006-2 IRR Estimate IRR % Prepayment Assumption 50% 75% 100% 125% 150% % Loss 50% 29.08 26.13 22.94 16.59 16.55 75% 23.79 22.19 20.27 15.67 15.93 100% 17.89 17.87 17.49 14.77 15.41 125% 10.63 13.34 15.13 13.99 14.80 150% 3.45 9.32 13.20 13.23 14.25 Cum Loss (%) % Prepayment Assumption 50% 75% 100% 125% 150% % Loss 50% 5.53 2.91 1.48 0.43 0.30 75% 7.44 4.04 2.11 0.63 0.44 100% 8.98 5.02 2.67 0.82 0.57 125% 10.27 5.87 3.18 1.00 0.70 150% 11.35 6.63 3.65 1.17 0.82

Hybrid Loans Funded with LIBOR Based Debt Fieldstone Portfolio Hedging Program

Gain on Loan Sale Economics Allowance to reduce $134.3 million of second lien loans held for sale as of June 30, 2006 to their net realizable market value Annual YTD  Percent of principal balance sold: 2005 1Q 2006 2Q 2006 Q2 2006 Gross sales premium, including derivative gain (loss):      First lien sales 3.1% 2.6% 2.1% 2.6% Second lien sales 1.5% 1.2% (0.7%) 0.3%  Combined average sale premium 2.8% 2.4% 1.7% 2.0% Fees collected net of premiums paid 0.1% 0.2% 0.2% 0.2% Net interest margin (net interest income / loans sold) 0.6% 0.6% 0.5% 0.6% Provision for losses - loans sold  (0.1%) (0.3%) (0.2%) (0.2%) 3.3% 2.9% 2.2% 2.6% Lower of cost or market adjustment (1) - - (0.7%) (0.4%) Less: Capitalized origination costs (FAS 91) (0.8%) (0.7%) (0.7%) (0.7%) (2.2%) (3.0%) (2.5%) (2.8%) (2.9%) (3.7%) (3.2%) (3.5%) Pre- tax margin on loans sold  0.4% (0.8%) (1.6%) (1.2%) Other origination costs

FMIT Static Pool Prepayment Analysis Source: Industry Averages from Intex/CSFB

FMIT Static Pool Delinquency Analysis- 60+ Days Delinquent Source: Industry Averages from Intex/CSFB

FMIT Static Pool Cumulative Loss Analysis Source: Industry Averages from Intex/CSFB

Market Conditions and Opportunity Non-conforming credit mortgage market is stable Growing segment of the market as consumer debt and interest rates rise Prime borrowers “transition” with higher payments and debt ratios Originations based on real estate values, not changes in interest rates Fixed income market provides deep liquidity Wide demand for the asset class, supports whole loan sale prices Spreads of investment grade MBS are near historic tight margins If spreads widen, Fieldstone will benefit as an investor in its loans Residential real estate values have continued to increase Housing Market driven by growing demand, limited supply  Purchase market stable: MBA estimate $1.45 Trillion in 2006, versus $1.51 Trillion in 2005 MBA estimate of home price appreciation is approximately 4% in 2006 Positive total return opportunity in REIT investment portfolio Life-of-Pool returns on new ARM loans still attractive Forward rates, losses, prepayments and expenses modeled Ability to grow capital base and portfolio with TRS earnings

National Origination Franchise Corp. HQ Retail Office Wholesale Op Center Retail Op Center Everett Boston Corporate Headquarters, Columbia, Maryland Coral Gables Sacramento Seattle Portland Concord Carson Irvine Encinitas Tucson Denver Las Vegas Phoenix Houston Bloomington Omaha Frisco Fort Lauderdale Chicago Indianapolis Hanover Atlanta Tampa Overland Park Memphis  59 offices in 21 states  283 wholesale AEs  140 retail LOs  Wichita Albuquerque Wholesale Office Chatsworth Arlington Plano Havre de Grace Upper Marlboro Rockville Bethesda Waldorf Virginia Bch As of June 30, 2006

Fieldstone’s Origination Franchise Established loan origination channels (in TRS) since 1996: Focus on loan quality, customer service and operating efficiency Opportunistic product development Revenue-based commissions Quality-based management incentives Cultivate a learning organization to enhance products customer service operating efficiencies Stable business-to-business sourcing: Wholesale originations from professional brokers Retail originations from small financial service companies Compete on service and product design, not rate or credit Mortgage loan operations driven by technology:  On-Line loan pre-qualifications and submissions  Electronic document delivery, funding and imaging  Implementing new origination system to increase loans per person, lower origination cost

Underwriting Philosophy Rigorous appraisal review checklist: AVM screening of all loans Reviews: Enhanced desk reviews, field review or 2nd full appraisal by approved appraisers Chain of title on purchase Local underwriting to prevent fraud Fraud detection added to credit report SSN validation IRS form 4506 on full doc Proof of borrower identity Data integrity and compliance from Fieldscore on-line pre-qual Loan origination system edits Clayton compliance review Borrower benefit analysis in writing on non-conforming refinances Quality Control department tests monthly: 15% sample Investor and banker due diligence Production Manager compensation tied to loan quality and performance “Hardest place to deliver a bad loan”

Servicing Strategy Fieldstone performs key loan set-up and initial quality control functions on all loans Highly rated sub-servicer: JPMorgan Chase Bank Fitch: RPS1- and RSS1- (primary subprime and special servicing, respectively) Moody’s: SQ1 (subprime servicing) S&P: “STRONG” and on its select servicer list Wells Fargo Bank is engaged on securitizations as:Master Servicer, including Servicer Oversight Bond Administrative Agent Ultimately, Fieldstone will look to build or acquire a significant servicing capacity Will allow focus on special servicing, loss mitigation and product refinement Source of revenue, but will increase cost of servicing, at least temporarily

Fieldstone’s Investment Proposition REIT / TRS business model for stable income over time: Investment Portfolio $5.7 billion as of 6/30/06, target approximately $6.0 billion in 2006, 13:1 leverage TRS with national franchise, originating approximately $5.0 billion to $6.0 billion N-C loans in 2006 Portfolio net interest margin paid to shareholders on a pre-tax basis Retain after tax cash gains from TRS sales of excess loan originations Strategic Portfolio Management: Manage liquidity, interest rate, yield curve and prepayment risk Cash flow immediately from limited leverage, no NIM sales ARM loans primarily, hedge 2/28’s with swaps Issue MBS for life-of-loan match funding, current cash flow Retain in portfolio high FICO loans for quality, with a low basis Experienced Management: experience through cycles: CEO first managed public REIT mortgage portfolio in 1988 SVP / Portfolio Manager managed a $12 billion fixed income portfolio and began trading mortgages in 1991 Senior Production management with 20+ years experience in origination and trading Chief Credit Officer has 25+ years as a non-conforming lender CFO has 20+ years experience in risk management and finance with global financial service firms

www.FieldstoneInvestment.com Supplemental Data 2nd Quarter 2006

Life of Pool Portfolio: Cost of Funds and Yield Analysis



11
10
9
8
7
6
5
4
3
2
1
0
Coupon (%)
100%
80%
60%
40%
20%
0%
Pool Factor
Yield
SWAP Adjusted COF
Cost of Funds
1-Month LIBOR
Pool Factor
Net Cash Residual ($mm)
5
4
3
2
1
0
0
6
12
18
24
30
36
42
48
Seasoning (months)

S-1

Securitization Cash Flow and Economics S-2 Securitization Proceeds Credit Support Levels Fieldstone Securitization Series 2006-2: Bond Sizing Percentage of Mortgage Coupon Industry Deal Economics and Rating: Deal Economics 4/05 8/05 1/06 Underlying Deal Proceeds 97.05 95.45 95.85 NIM Proceeds 5.55 3.00 3.30 CAP Cost (1.30) (0.70) 0.00 Servicing Strip 0.60 0.60 0.60 Transaction Costs (0.35) (0.35) (0.35) Upfront Proceeds 101.55 98.00 99.40 Warehouse Carry 0.10 0.00 (0.10) Residual 1.60 2.75 2.30 Transaction Value 103.25 100.75 101.60 Rating 4/05 8/05 1/06 AAA 21.15% 22.50% 25.45% AA 14.65% 16.00% 16.00% A 9.30% 10.75% 10.35% BBB 5.35% 6.60% 5.75% OC 2.75% 4.00% 2.75% Source: JPMorgan

Return Forecast for Second Lien Investment

FIELDSTONE
INVESTMENT CORPORATION

Fieldstone has begun including certain second lien mortgage loans in its portfolio at an attractive return in the base case, including modeled losses according to current rating agency models, with significant upside if losses are lower than forecast.

IRR Forecast

	% of Prepayment Assumption						
% Loss Vector	**50%**	**75%**	**100%**	**125%**	**150%**	**175%**	**200%**
50%	35.57	33.70	33.15	33.51	34.56	36.30	38.65
75%	22.23	23.57	25.49	27.68	30.10	32.89	36.00
100%	15.36	17.96	20.47	23.22	26.17	29.56	33.37
125%	13.95	16.31	18.94	21.60	24.38	27.44	31.11
150%	13.27	14.93	16.54	19.38	21.54	25.28	29.04
175%	8.65	10.45	13.09	15.51	19.00	22.81	26.99
200%	2.58	5.41	8.59	12.52	16.64	20.50	25.43

Cumulative Loss Forecast

	% of Prepayment Assumption						
% Loss Vector	**50%**	**75%**	**100%**	**125%**	**150%**	**175%**	**200%**
50%	12.79	9.20	6.71	4.93	3.63	2.67	1.94
75%	18.02	13.08	9.62	7.12	5.28	3.90	2.85
100%	22.60	16.57	12.26	9.15	6.82	5.06	3.72
125%	26.63	19.69	14.70	11.03	8.27	6.16	4.55
150%	30.16	22.50	16.92	12.77	9.63	7.21	5.35
175%	33.26	25.03	18.96	14.40	10.91	8.21	6.11
200%	36.00	27.30	20.82	15.90	12.11	9.16	6.84

Assumed Pool Basis	97.5
Closing Proceeds (%)	88.852
Assumed Residual Basis	8.64805

S-3

Peer Review: Weighted Average Coupon vs. FICO S-4 Source: S&P Subprime Trends Report. Data is only for ARM portions of securitized pools. [LTVs in brackets]. Coupon vs. FICO, with LTV Non-Prime ARM Data for 2005 Production Average [82]Saxon [81]RFC [81]OptionOne [78]NewCentury [81]IndyMac [82]Fremont [82]FirstFranklin [82]Fieldstone [82]Countrywide [78]Ameriquest [79]6.66.87.07.27.47.67.8595600605610615620625630635640645650 FICO WAC

Credit Risk Management Full or Alternative Documentation 24 Month Bank Statements 12 Month Bank Statements Limited Documentation Stated Income Self Employed Stated Income Wage Earner S-5 Weighted Average Credit Score: 647 Credit Score by Income Documentation Level Q2 2006 Non-Conforming Originations 620638616666678631600620640660680700720740 Average Credit Score

Credit Risk Management-Risk-Based Pricing Weighted Average Coupon: 7.6% Credit Score  S-6 Portfolio Composition - Risk-Based Pricing (as of June 30, 2006)8.1%7.5%7.4%7.4%8.9%5.0%6.0%7.0%8.0%9.0%500-549550-599600-649650-699>=700Coupon %

Quarterly Loan Originations


$ Millions
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,468
$217
$1,643
$236
$1,261
$165
$861
$151
$1,264
$196
2Q 2005
3Q 2005
4Q 2005
1Q 2006
2Q 2006
Non-Conforming Wholesale Division
Retail Division

S-7

Portfolio Delinquency

FIELDSTONE INVESTMENT CORPORATION

Portfolio Delinquency

Delinquency Status	Jun-06	% of UPB	Dec-05	% of UPB	Dec-04	% of UPB
Current	$ 4,965,056	87.2%	$ 4,925,656	89.1%	$ 4,424,418	93.4%
30 days past due	411,390	7.3%	359,074	6.5%	230,787	4.9%
60 days past due	117,641	2.1%	93,663	1.7%	38,713	0.8%
90+ days past due	60,972	1.1%	65,810	1.2%	15,487	0.3%
In process of foreclosure	139,832	2.4%	86,013	1.5%	25,658	0.6%
Total	$ 5,694,891	100.0%	$ 5,530,216	100.0%	$ 4,735,063	100.0%
Seriously Delinquent		5.6%		4.4%		1.7%

S-8

Finance loans prior to securitization or sale with a diverse group of Wall Street and bank lenders under $1.9 billion in lines of credit Finance retained securities with Wall Street lenders under $400 million with lines of credit Use mortgage-backed securities (MBS) to finance REIT portfolio Provides long-term financing for portfolio without margin calls MBS market highly liquid Structure securitizations to cash flow NIM from month one Not issuing “NIM” securities Focus on issuing bonds rated BBB or higher Not reliant upon selling low rated and less liquid (BBB- or BB) bonds Highly efficient - weighted average bond spread of LIBOR + 28 bps on 2006-2 (to call) Warehouse and Securitization Financing S-9 Prospectus supplement to prospectus dated June 8, 2006 $779,200,000 Fieldstone Investment Corporation Seller and Sponsor Fieldstone Mortgage Investment Corporation Depositor Wells Fargo Bank, N.A. Master Servicer, Trust Administrator and Custodian Fieldstone Mortgage Investment Trust, Series 2006-2 Issuing Entity Fieldstone Mortgage Investment Trust Mortgage-Backed Notes, Series 2006-2 The assets of the Issuing Entity will include: Two groups of conventional, fully amortizing, adjustable rate and fixed-rate mortgage loans secured by first and second liens on residential properties that were originated by a subsidiary of Fieldstone Investment Corporation. The Issuing Entity will issue the following classes of notes pursuant to this prospectus supplement: • 4 classes of Class A Notes and • 11 classes of Class M Notes. The classes of notes are listed and their respective initial note principal amounts, interest rates and repayment characteristics are described in the table entitled “Summary of Terms - The Series 2006-2 Notes” beginning on page S-3. Principal and interest on the notes will be payable monthly, commencing on July 25, 2006. Credit Enhancement Credit enhancement for the notes will include excess interest (including net swap receipts received from the swap counterparty under interest rate swap agreements), overcollateralization, subordination and limited cross-collateralization. Investment in these notes involves risks. You should consider carefully the risk factors beginning on page S-22 in this prospectus supplement and page 8 of the prospectus. This prospectus supplement may be used to offer and sell the notes offered hereby only if accompanied by the prospectus. These notes will be issued by the Issuing Entity, and will be backed only by the assets of the Issuing Entity. Neither these notes nor the assets of the Issuing Entity will be obligations of Lehman Brothers Inc., Bear, Stearns & Co. Inc., Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Fieldstone Investment Corporation, Fieldstone Servicing Corp., Wells Fargo Bank, N.A., JPMorgan Chase Bank, National Association or any of their respective affiliates. These notes will represent obligations solely of the Issuing Entity. These notes will not be insured or guaranteed by any governmental agency or any other entity. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the notes or determined that this prospectus supplement or the prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The Attorney General of the State of New York has not passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful. Lehman Brothers Inc., Bear, Stearns & Co. Inc., Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriters, will each offer the Class A and Class M Notes purchased by it from Fieldstone Mortgage Investment Corporation, as depositor, at a price equal to approximately 99.75% of the aggregate note principal amount of the notes plus accrued interest, if applicable, before deducting expenses estimated to be approximately $850,000. The underwriters will each sell the notes purchased by it from time to time in negotiated transactions at varying prices to be determined at the time of sale. Delivery of the notes will be made in book-entry form through the facilities of The Depository Trust Company, Clearstream Luxembourg and the Euroclear System on or about July 6, 2006. LEHMAN BROTHERS BEAR, STEARNS & CO. INC. CREDIT SUISSE MERRILL LYNCH & CO. June 30, 2006

FIELDSTONE INVESTMENT CORPORATION AND SUBSIDIARIES

Investor Presentation: Business Results and Overview - Non-GAAP Financial Measures

Regulation G Reconciliations

2nd Quarter 2006

Core income from continuing operations before income taxes, core net income, core earnings per share and core book value per share:

Core income from continuing operations before income taxes, core net income, core earnings per share and core book value per share appearing in the second quarter of 2006 presentation, “Review of Business Strategy and Results,” is a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Management believes that the presentation of core income from continuing operations before income taxes, core net income, core earnings per share and core book value per share provide useful information to investors because these measures exclude the non-cash mark to market gains or losses on interest rate swap and cap agreements. The following table is a reconciliation of income from continuing operations before income taxes, net income, and earnings per share in the consolidated statements of operations and book value per share, presented in accordance with GAAP, to core income from continuing operations before income taxes, core net income, core earnings per share and core book value per share, respectively.  The presentation of these core financial measures is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP.

		Three Months Ended
(Dollars in thousands, except share and per share data)		June 30, 2006	March 31, 2006
Core income from continuing operations before income taxes and core net income:
Income from continuing operations before income taxes		$501	$13,844
Less:	Mark to market (gain) loss on portfolio derivatives included in “Other income (expense) - portfolio derivatives”	1,024	(1,894)
Less:	Amortization of interest rate swap buydown payments	(781)	(867)
Core income from continuing operations before income taxes		744	11,083
Income tax benefit		3,304	729
Discontinued operations, net of income tax		—	(1,645)
Core net income		$4,048	$10,167

Core earnings per share:
Net income		$3,805	$12,928
Less:	Dividends on unvested restricted stock	(97)	(78)
Income available to common shareholders		3,708	12,850
Less:	Mark to market (gain) loss on portfolio derivatives	1,024	(1,894)
	Amortization of interest rate swap buydown payments	(781)	(867)
	Core net income available to common shareholders	$3,951	$10,089

Earnings per share - basic and diluted		$0.08	$0.27
Core earnings per share - basic and diluted		$0.08	$0.21

Diluted weighted average common shares outstanding		47,677,853	48,273,985

Core book value per share:
Equity at end of period		$483,696	$516,858
Less:	Cumulative mark to market (gain) loss on portfolio derivatives	(26,983)	(28,007)
	Amortization of interest rate swap buydown payments	(2,402)	(1,622)
Core equity at end of period		$454,311	$487,229

Book value per share		$10.31	$10.65
Core book value per share		$9.69	$10.04

Shares outstanding at period end		46,904,485	48,536,485

Core net interest income after provision for loan losses:

Core net interest income after provision for loan losses appearing in the second quarter of 2006, presentation, “Review of Business Strategy and Results,” is a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Management believes that the presentation of core net interest income after provision for loan losses provides useful information to investors because this measure includes the effect of the net cash settlements on the existing derivative contracts economically hedging the variable rate debt financing the portfolio of mortgage loans. Core net interest income after provision for loan losses does not include the net cash settlements related to loans ultimately sold. The following table is a reconciliation of net interest income after provision for loan losses in the consolidated statements of operations, presented in accordance with GAAP, to core net interest income after provision for loan losses. The presentation of core net interest interest income after provision for loan losses is not meant to be considered in isolation or as a substitute for GAAP.

		Three Months Ended
(Dollars in thousands)		June 30, 2006	March 31, 2006
Net interest income after provision for loan losses		$20,789	$24,800
Plus:	Net cash settlements received (paid) on portfolio derivatives included in “Other income (expense) - portfolio derivatives”	11,845	10,264
Less: Amortization of interest rate swap buydown payments		(781)	(867)
Core net interest income after provision for loan losses		$31,853	$34,197

Estimated REIT taxable income:

Estimated REIT taxable income appearing in the second quarter 2006 presentation, “Review of Business Strategy and Results,” is a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Management believes that the presentation of estimated REIT taxable income provides useful information to investors regarding the estimated annual distributions to our investors. The presentation of estimated REIT taxable income is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP.

The following table is a reconciliation of pre-tax net income in the consolidated statements of operations, presented in accordance with GAAP, to estimated REIT taxable income for the six months ended June 30, 2006 and the year ended December 31, 2005.

(Dollars in millions)	Six Months Ended June 30, 2006	Year Ended December 31, 2005
Consolidated GAAP pre-tax net income	$12.7	102.9
Provision for loan losses in excess of actual charge-offs	0.5	21.5
Variance in recognition of net origination expenses	(0.2)	6.4
Taxable REIT subsidiary pre-tax net (income) loss	12.0	(9.6)
Mark to market valuation changes on derivatives	(0.7)	(9.0)
Miscellaneous other	0.7	(7.2)
Estimated REIT taxable income	$25.0	105.0